UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________________________________
FORM 8-K

____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2019

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CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	ECOM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02            Results of Operations and Financial Condition.
On August 8, 2019, ChannelAdvisor Corporation (the “Registrant”) issued a press release announcing its financial results for the quarter ended June 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant's filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.
Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)     Appointment of Elizabeth Segovia as Chief Operating Officer
On August 7, 2019, the Registrant’s Board of Directors (the “Board”) appointed Elizabeth Segovia, age 49, as the Registrant’s Chief Operating Officer, effective August 8, 2019.  Ms. Segovia will serve as the Registrant’s principal operating officer. There is no arrangement or understanding between Ms. Segovia and any other person pursuant to which she was selected as an executive officer of the Registrant, and there is no family relationship between Ms. Segovia and any of the Registrant’s directors or executive officers. Ms. Segovia has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Segovia has served as the Registrant’s Vice President, Services since October 2017. Before joining ChannelAdvisor, Ms. Segovia was employed by Lenovo, a public company providing smart devices and infrastructure, most recently serving as Executive Director, Customer Engagement & Services Business Development from April 2016 to October 2017, and serving as Executive Director, PC Services from October 2011 to April 2016.

In connection with Ms. Segovia’s appointment as Chief Operating Officer, the Compensation Committee of the Board approved changes to Ms. Segovia’s compensation. Ms. Segovia’s annual base salary has been increased to $325,000 and she will be eligible to receive annual variable incentive compensation of up to 50% of her base salary, equal to $162,500, subject to achievement of performance criteria established by the Compensation Committee of the Board.

Effective as of August 8, 2019, Ms. Segovia and the Registrant entered into an Amended and Restated Executive Severance and Change of Control Letter Agreement (the “Agreement”). Under the Agreement, if Ms. Segovia is terminated by the Registrant other than for cause, or if she resigns for good reason, in each case as defined in the Agreement, she will receive a lump-sum severance payment equal to the sum of 1) six months of her then-current base salary, plus an additional one month of base salary for each year of service, up to a maximum of 12 months of base salary, and 2) a prorated share of any then-current variable compensation calculated at 100% achievement of objectives for the period from the beginning of the calendar year to the date of termination. In such cases, Ms. Segovia would also be entitled to have the Registrant pay her COBRA medical and dental insurance premiums for up to 12 months or, if earlier, until she gains new employment. Additionally, she would be entitled to three months of acceleration of vesting for all outstanding and unvested stock options and restricted stock units, as well as the extension of her exercise period for all unexercised stock options until two years after the termination date. If there is a change in control transaction involving the Registrant, and, within the period beginning two months before and ending one year after the closing of the change in control transaction, the Registrant or the acquiring entity terminate Ms. Segovia’s employment other than for cause, or if she resigns for good reason, she would receive each of the payments described above and, in addition, would be entitled to full acceleration of vesting for all outstanding and unvested stock options and restricted stock units.  Receipt of the foregoing benefits upon Ms. Segovia’s termination of employment is contingent upon her signing a release of claims against the Registrant.

The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.
Item 7.01            Regulation FD Disclosure.
On August 8, 2019, the Registrant issued a press release announcing Ms. Segovia’s appointment. A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report.
The information in this Item 7.01, and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant's filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.
Item 9.01            Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated August 8, 2019, “ChannelAdvisor Reports Second Quarter 2019 Results.”
99.2	Press Release, dated August 8, 2019, “ChannelAdvisor Promotes Beth Segovia to Chief Operating Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ Richard F. Cornetta
Date:	August 8, 2019		Richard F. Cornetta
Chief Financial Officer